UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  February 21, 2007
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                                  Zanett, Inc.
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(Exact name of registrant as specified in its charter)


Delaware                           001-32589                  56-4389547
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)            Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                           10022
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (646) 502-1800


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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act         (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

      On February 21, 2007, Zanett, Inc. (the "Company") entered into a line of credit agreement with Bruno Guazzoni, the uncle of the Company's Chief Executive Officer, Claudio Guazzoni, and the owner of approximately 29.2% of the Company's outstanding common stock, in the amount of $3,000,000 (the "Line of Credit"). This line is available for working capital requirements and is unrestricted. The line has a maturity date of March 15, 2009 and requires quarterly payments of interest beginning March 31, 2007 at the rate of prime plus 2% per annum. Principal is repayable at maturity. Advances under the line may be pre-paid without penalty.

      The Company drew $1.1 million on the Line of Credit on February 21, 2007 and an additional $100,000 on March 7, 2007. The Company repaid $250,000 to Mr. Guazzoni in respect of the Line of Credit on March 16, 2007.

      On February 21, 2007, Zanett Commercial Solutions, Inc. ("ZCS"), a wholly owned subsidiary of the Company, entered into entered into a new, unsecured promissory note in an aggregate principal amount of $750,000, with Bruno Guazzoni (the "March Note") The March Note has a maturity date of March 6, 2009 and requires quarterly payments of interest beginning March 31, 2007, at the rate of eleven percent (11%) per annum. Principal is repayable at maturity. The note may be pre-paid without penalty.

      The March Note was used to fund the cash portion of the merger consideration paid at closing for the acquisition of the DBA Group, LLC ("DBA Group") pursuant to the Agreement and Plan of Merger by and among the Company, Zanett DBA Group, Inc., a wholly owned subsidiary of ZCS, DBA Group, and Messrs. Jose David Rincon, Billy Hyden and David Wolf, the sellers of DBA Group, dated February 28, 2007. The transaction closed on March 6, 2007, and is further described in the Company's Form 8-K filed on March 6, 2007.

      In addition to the Line of Credit and the March Note, the Company currently has outstanding promissory notes with Mr. Guazzoni in an aggregate principal amount of $6,075,000. On March 15, 2007, the maturity of these notes was extended from January 2, 2007 to March 15, 2009.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information reported under Item 1.01 is incorporated herein by reference
Item 9.01   Financial Statements and Exhibits
(d) Exhibits.
Exhibit No. Description
99.1 Line of Credit between Bruno Guazzoni and Zanett, Inc. dated February 21, 2007.
99.2        Note between Bruno Guazzoni and Zanett Commercial Solutions, Inc.
dated February 21, 2007.



SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ZANETT, INC.



Date:  March 29, 2007               By: /s/ Dennis Harkins
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                                 Dennis Harkins
                                 Chief Financial Officer



EXHIBIT INDEX

Exhibit No. Description
99.1 Line of Credit between Bruno Guazzoni and Zanett, Inc. dated February 21, 2007.
99.2        Note between Bruno Guazzoni and Zanett Commercial Solutions, Inc.
dated February 21, 2007.

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